Exhibit 99.3
FOR RELEASE 4:30 PM ET, September 28, 2020
SUMMIT FINANCIAL GROUP, INC. TO ACQUIRE WINFIRST FINANCIAL CORP. AND SUBSIDIARY, WINFIRST BANK
100% Cash Consideration; Summit Enters Kentucky Market
MOOREFIELD, WV AND WINCHESTER, KY – September 28, 2020 (GLOBE NEWSWIRE) – Summit Financial Group, Inc. (“Summit”) (NASDAQ: SMMF) and WinFirst Financial Corp. (“WinFirst”) announced the signing of a definitive merger agreement between Summit Community Bank, Inc., a wholly-owned subsidiary of Summit, and WinFirst, pursuant to which Summit Community Bank will acquire all of the outstanding shares of common stock of WinFirst in exchange for cash.

The transaction has been unanimously approved by each company’s board of directors and is estimated to close by year end 2020, pending regulatory approvals and the approval of WinFirst’s shareholders. Following the consummation of the merger, Summit Community Bank expects to consolidate WinFirst Bank, WinFirst’s wholly-owned subsidiary, with Summit Community Bank.

“This transaction represents an exceptional opportunity for Summit to expand its franchise into Kentucky through the merger of two financially strong banks with similar cultures, core values and guiding principles, as well as a shared commitment to build long-term client relationships by providing service beyond expectations,” stated Summit’s President and Chief Executive Officer, H. Charles Maddy, III. “Our top priority now is to make sure WinFirst’s clients experience a smooth transition and enjoy the advantages of our additional products and services.”

WinFirst Bank President and Chief Executive Officer, Kari R. Gough commented, “Together with my fellow employees, I look forward to a new chapter for this well-established institution. This combination will only enhance the high-level customer service that our clients have come to expect from WinFirst.” Sarah McCready Boston, granddaughter of the founder and current board member added “WinFirst has a proud history that stretches back 86 years since our grandfather, Richard F. McCready, founded it with a loan of $1,200. Our grandmother, Dolly T. McCready, kept the books for 65 years until the age of 95 and our father, Richard F. McCready, Jr., grew the bank seven-fold during his leadership of 24 years.” Her mother, Jane Houston McCready, President of WinFirst Financial Corp, stated, “WinFirst has been an important part of Winchester for many decades, and we know that Summit will continue the strong community service and traditions of WinFirst Bank.”

Piper Sandler & Co. served as financial advisor to WinFirst, and Frost Brown Todd LLC served as its legal counsel. Bowles Rice LLP provided legal counsel to Summit.

About Summit
Summit Financial Group, Inc. is a $2.86 billion financial holding company headquartered in Moorefield, West Virginia. Summit provides community banking services primarily in the Eastern Panhandle, Southern and North Central regions of West Virginia and the Northern, Shenandoah Valley and Southwestern regions of Virginia, through its bank subsidiary, Summit Community Bank, Inc., which operates 41 banking locations.

About WinFirst
WinFirst, a savings and loan holding company reported approximately $152 million in assets as of June 30, 2020 and operates two community banking offices in Winchester, Kentucky through its subsidiary, WinFirst Bank. Originally known as Winchester Federal Savings and Loan Association, WinFirst Bank was founded in 1934 to promote savings and home ownership. This community bank has grown into a strong and stable full-service community bank that has stayed true to its local roots. Three generations of the McCready family have been instrumental in the management and ownership of the bank.
Contacts
With respect to WinFirst
Kari R. Gough, President and CEO, WinFirst Bank
Phone: (513) 651-6755
Email: kgough@winfirstbank.com
With respect to Summit
Robert S. Tissue, Executive Vice President & CFO
Phone: (304) 530-0552
Email: rtissue@summitfgi.com

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of a merger between WinFirst Financial Corp. (“WinFirst”) and Summit Financial Group, Inc. (“Summit”), including future financial and operating results, cost savings enhancements to revenue and accretion to reported earnings that may be realized from the merger; (ii) Summit’s and WinFirst’s plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts; and (iii) other statements identified by words such as “expects” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the respective managements of Summit and WinFirst and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of WinFirst and Summit. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Summit and WinFirst may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the negative impacts and disruptions resulting from the COVID-19 pandemic on the economies and communities served by Summit and WinFirst, which may have an adverse impact on Summit’s and WinFirst’s business, financial condition, liquidity and results of operations and their credit portfolio, stock price, borrowers and the economy, both locally and globally; (3) the expected growth opportunities or cost savings from the merger may not be fully realized or may take longer to realize than expected; (4) deposit attrition, operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (5) the regulatory approvals required for the merger may not be obtained on the proposed terms or on the anticipated schedule; (6) the stockholders of WinFirst may fail to approve the merger; (7) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which Summit and WinFirst are engaged; (8) changes in the interest rate environment may adversely affect net interest income; (9) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (10) competition from other financial services companies in Summit’s and WinFirst’s markets could adversely affect operations; and (11) the economic slowdown could continue to adversely affect credit quality and loan originations. Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Summit’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC’s Internet site (http://www.sec.gov).
Summit and WinFirst caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Summit or WinFirst or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Summit and WinFirst do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law.